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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549

                              FORM 8-K
                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) September 15, 2000

                    American Express Master Trust
                     (Issuer in respect of the
 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
 7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
 7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
 5.90%  Class A Accounts Receivable Trust Certificates, Series 1998-1)
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             American Express Receivables Financing Corporation
                 Co-Originator of the Trust and a Transferor
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

                                  33-47812
                                  33-49106
                                  33-67502
                                  33-81634
                                 333-51045
         Delaware                000-21424               13-3632012
----------------------------    -------------           -------------
(State or other jurisdiction    (Commission             (IRS Employer
    of incorporation)           File Numbers)         Identification No.)

200 Vesey Street, New York, New York                       10285
----------------------------------------                  -------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (212) 640-3975
                                                       --------------

                      American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                   000-21424-01            11-2869526
----------------------------    -------------           -------------
(State or other jurisdiction    (Commission             (IRS Employer
   of incorporation)            File Numbers)         Identification No.)

6985 Union Park Center, Midvale, Utah                      84047
----------------------------------------                  --------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     (801) 565-5000
                                                       --------------
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated September 6, 2000 for the Distribution Date occurring on September 15, 2000 and the preceding Due Period from July 28, 2000 through August 26, 2000 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1
occurring on September 15, 2000, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1 occurring on September 15, 2000, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 20.1   Payment  Date  Statements  relating   to  interest  distributions
               on the Class A Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on September 15, 2000.

Exhibit 20.2   Payment  Date  Statements  relating   to  interest  distributions
               on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on September 15, 2000.

Exhibit 99.1 Monthly Servicer's Certificate dated September 6, 2000 for the Distribution Date occurring on September 15, 2000 and the preceding Due Period from July 28, 2000 through August 26, 2000 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                               SIGNATURES
                               ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:  September 15, 2000


                               AMERICAN EXPRESS MASTER TRUST


                               AMERICAN EXPRESS RECEIVABLES
                               FINANCING CORPORATION,
                               Transferor

                               By:    /s/ Leslie R. Scharfstein
                                      -------------------------------------
                               Name:  Leslie R. Scharfstein
                               Title: President




                               AMERICAN EXPRESS CENTURION
                               BANK,
                               Transferor

                               By:    /s/ Rhonda Halpern
                                      -------------------------------------
                               Name:  Rhonda Halpern
                               Title: Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX
                                  -------------


Designation     Description                                               Page
-----------     -----------                                               ----

Exhibit 20.1    Payment   Date   Statements   relating  to  interest         5
                distributions  on the Class A  Certificates,  Series
                1993-1, 1994-2, 1994-3, 1996-1, 1996-2  and  1998-1,
                occurring  on September 15, 2000.


Exhibit 20.2    Payment   Date   Statements   relating  to  interest        17
                distributions  on the Class B  Certificates,  Series
                1993-1, 1994-2, 1994-3, 1996-1, 1996-2  and  1998-1,
                occurring on September 15, 2000.


Exhibit 99.1    Monthly Servicer's Certificate dated September 6, 2000      29
                for the Distribution Date occurring on September 15, 2000 and the preceding Due Period from July 28,
                2000 through August 26, 2000 provided to The Bank of
                New York, as Trustee under the Agreement for the American Express Master Trust.